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                                                                      EXHIBIT 24
                               POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of CCB Financial Corporation, and the several undersigned Officers and Directors thereof whose signatures appear below hereby makes, constitutes and appoints W. L. Burns, Jr., Ernest C.
Roessler and W. Harold Parker, Jr., or any of them, its and his or her true and lawful attorneys, with full power of substitution to execute, deliver and file in its or his or her name and on its or his or her behalf, and in each of the undersigned Officer's and Director's capacity or capacities as shown below, (a) Registration Statement on Form S-4 (or other appropriate form) with respect to the registration under the Securities Act of 1933, as amended, of the shares of Common Stock of CCB Financial Corporation, $5.00 par value, to be issued in connection with the acquisition of Security Capital Bancorp, all documents in support thereof or supplemental thereto and any and all amendments, including any and all post-effective amendments, to the foregoing (hereinafter called the "Registration Statement"), (b) such registration statements, petitions, applications, consents to service of process or other instruments, any and all documents in support thereof or supplemental thereto, and any and all amendments or supplements to the foregoing, as may be necessary or advisable to qualify or register the securities covered by said Registration Statement; and each of CCB Financial Corporation and said Officers and Directors hereby grants to said attorneys, or any of them, full power and authority to do and perform each and every act and thing whatsoever as said attorney may deem necessary or advisable to carry out fully the intent of this power of attorney to the same extent and with the same effect as CCB Financial Corporation might or could do, and as each of said Officers and Directors might or could do personally in his or her capacity or capacities as aforesaid, and each of CCB Financial Corporation and said Officers and Directors hereby ratifies and confirms all acts and things which said attorneys might do or cause to be done by virtue of this power of attorney and its or his or her signatures as the same may be signed by said attorneys to any or all of the following (and/or any and all amendments and supplements to any or all thereof): such Registration Statement filed under the Securities Act of 1933, as amended, and all such registration statements, petitions, applications, consents to service of process and other instruments, and any and all documents in support thereof or supplemental thereto, filed under such securities laws, regulations and requirements as may be applicable.
     IN WITNESS WHEREOF, CCB Financial Corporation has caused this power of attorney to be signed on its behalf, and each of the undersigned Officers and Directors in the capacity or capacities noted has hereunto set his or her hand on the date indicated below.
                                         CCB FINANCIAL CORPORATION
                                                   (REGISTRANT)
                                         By: /s/       ERNEST C. ROESSLER
                                               ERNEST C. ROESSLER, PRESIDENT
Dated: November 4, 1994
                                   SIGNATURES

                      SIGNATURE                                           CAPACITY                           DATE
          /s/             ERNEST C. ROESSLER            President, Chief Executive Officer and         November 4, 1994
                                                          Director (Principal Executive Officer)
                 (ERNEST C. ROESSLER)
         /s/           W. HAROLD PARKER, JR.            Senior Vice President and Controller           November 4, 1994
                                                          (Principal Financial Officer and Principal
               (W. HAROLD PARKER, JR.)                    Accounting Officer)
          /s/               W. L. BURNS, JR.            Chairman and Director                          November 4, 1994
                  (W. L. BURNS, JR.)

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
                         /s/                            Director                                       November 4, 1994
                (J. HARPER BEALL, III)
          /s/             TIMOTHY B. BURNETT            Director                                       November 4, 1994
                 (TIMOTHY B. BURNETT)
           /s/              ARTHUR W. CLARK             Director                                       November 4, 1994
                  (ARTHUR W. CLARK)
         /s/           MRS. FRANCES HILL FOX            Director                                       November 4, 1994
               (MRS. FRANCES HILL FOX)
          /s/             GEORGE R. HERBERT             Director                                       November 4, 1994
                 (GEORGE R. HERBERT)
                         /s/                            Director                                       November 4, 1994
                   (OWEN G. KENAN)
        /s/       HAMILTON W. MCKAY, JR., M.D.          Director                                       November 4, 1994
            (HAMILTON W. MCKAY, JR., M.D.)
         /s/              H. ALLEN TATE, JR.            Director                                       November 4, 1994
                 (H. ALLEN TATE, JR.)
         /s/             JAMES B. BRAME, JR.            Director                                       November 4, 1994
                (JAMES B. BRAME, JR.)
        /s/           KINSLEY VAN R. DEY, JR.           Director                                       November 4, 1994
              (KINSLEY VAN R. DEY, JR.)
                         /s/                            Director                                       November 4, 1994
                 (T. E. HAIGLER, JR.)
          /s/              EDWARD S. HOLMES             Director                                       November 4, 1994
                  (EDWARD S. HOLMES)
          /s/            EUGENE J. MCDONALD             Director                                       November 4, 1994
                 (EUGENE J. MCDONALD)
           /s/               ERIC B. MUNSON             Director                                       November 4, 1994
                   (ERIC B. MUNSON)
          /s/               JOHN B. STEDMAN             Director                                       November 4, 1994
                  (JOHN B. STEDMAN)
         /s/             DR. PHAIL WYNN, JR.            Director                                       November 4, 1994
                (DR. PHAIL WYNN, JR.)